BONDBLOXX ETF TRUST

BondBloxx USD High Yield Bond Sector Rotation ETF (the “Fund”)

SUPPLEMENT DATED JULY 31, 2026,

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED FEBRUARY 28, 2026

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI, each dated February 28, 2026.

Effective August 30, 2026, the name of the Fund will be changed from “BondBloxx USD High Yield Bond Sector Rotation ETF” to “BondBloxx High Yield Income ETF.” Therefore, effective August 30, 2026, all references to the Fund’s name in the Prospectus and the SAI are changed to “BondBloxx High Yield Income ETF.” The Fund’s ticker symbol on NYSE Arca, Inc., HYSA, will remain unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.